TRANSFERS OF FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2018
Transfers and Servicing [Abstract]
TRANSFERS OF FINANCIAL ASSETS
TRANSFERS OF FINANCIAL ASSETS
The Company has historically sold trade accounts receivable of select North American entities and qualifying trade accounts receivable of select European entities on a revolving basis to certain multi-seller commercial paper conduit entities ("conduits"). The proceeds received are comprised of cash and interests in specified assets of the conduits (the receivables sold by the Company) that entitle the Company to the residual cash flows of such specified assets in the conduits after the commercial paper has been repaid. Neither the conduits nor the investors in those entities have recourse to other assets of the Company in the event of nonpayment by the debtors.

In the fourth quarter of 2017, the Company suspended further sales of trade accounts receivable through these facilities and began reducing outstanding balances through collections of trade accounts receivable previously sold to such conduits. In September and October 2018, the North American and European facilities, respectively, were amended and the terms of the agreements changed from off-balance sheet arrangements to secured borrowing arrangements. See Note 17 for additional information on the secured borrowing arrangements.

For the year ended December 31, 2018, the Company recognized a loss of $7 million on the sale of these receivables ($25 million loss for the year ended December 31, 2017 and $20 million loss for the year ended December 31, 2016), which is included in “Interest expense and amortization of debt discount” in the consolidated statements of income.

The following table summarizes the carrying value of interests held, which represents the Company's maximum exposure to loss related to the receivables sold, and the percentage of anticipated credit losses related to the trade accounts receivable sold. Also provided is the sensitivity of the fair value of the interests held to hypothetical adverse changes in the anticipated credit losses; amounts shown below are the corresponding hypothetical decreases in the carrying value of interests.

Interests Held at Dec 31
In millions	2018	2017
Carrying value of interests held [1]	$—	$677
Percentage of anticipated credit losses	—%	2.64%
Impact to carrying value - 10% adverse change	$—	$—
Impact to carrying value - 20% adverse change	$—	$1

1.	Included in "Accounts and notes receivable - other" in the consolidated balance sheets.

Credit losses, net of any recoveries, on receivables sold were insignificant for the years ended December 31, 2018, 2017 and 2016.

Following is an analysis of certain cash flows between the Company and the conduits:

Cash Proceeds
In millions	2018	2017	2016
Sale of receivables	$—	$1	$1
Collections reinvested in revolving receivables	$—	$21,293	$21,652
Interests in conduits [1]	$657	$9,462	$8,551

1.
Presented in "Investing Activities" in the consolidated statements of cash flows in accordance with ASU 2016-15. See Note 2 for additional information. In connection with the review and implementation of ASU 2016-15, the Company also changed the prior year value of “Interests in conduits” due to additional interpretive guidance of the required method for calculating the cash received from beneficial interests in the conduits, including additional guidance from the SEC's Office of the Chief Accountant issued in the third quarter of 2018 that indicated an entity must evaluate daily transaction activity to calculate the value of cash received from beneficial interests in conduits.

Following is additional information related to the sale of receivables under these facilities:

Trade Accounts Receivable Sold at Dec 31
In millions	2018	2017
Delinquencies on sold receivables still outstanding	$—	$82
Trade accounts receivable outstanding and derecognized	$—	$612

In 2017, the Company repurchased $5 million of previously sold receivables.